united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

Leland Real Asset Opportunities Fund
Class A Shares: GHTAX	Class C Shares: GHTCX	Class I Shares: GHTIX

Leland Thomson Reuters Private Equity Buyout Index Fund
Class A Shares: LDPAX	Class C Shares: LDPCX	Class I Shares: LDPIX

Leland Thomson Reuters Venture Capital Index Fund
Class A Shares: LDVAX	Class C Shares: LDVCX	Class I Shares: LDVIX

Annual Report
September 30, 2019

Advised by:

www.ghf-funds.com
1-877-270-2848

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.ghf-funds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Letter to Shareholders

October 15, 2019

Dear Shareholders,

We are pleased to provide our Annual Letter to Shareholders of the Leland Funds®, including the Leland® Real Asset Opportunities Fund, the Leland® Thomson Reuters Venture Capital Index Fund, and the Leland® Thomson Reuters Private Equity Buyout Index Fund.

Alternative investments have been a topic of interest among many investors throughout the recent market environment. Indeed our research suggests that the Leland Funds might best be allocated within an alternatives investment sleeve of an overall portfolio, and that investors are using them in combination with one another to affect both risk and return.

Performance review

Equity markets registered relatively modest returns over the previous year ended September 30, 2019 as indicated by several broad equity indices. However, this relatively flat performance masks the volatility that has crept back into the markets driven largely by geopolitical rumblings and concerns over slowing global economic growth. For example, the Thomson Reuters Venture Capital Index (“TRVCI”) fell -0.70% over the 12 months ended September 30, 2019. However this involved a -23.83% drop in Q4 of 2018 followed by a 29.17% gain in Q1 of 2019, requiring investors to tolerate large swings in performance, which can often be difficult. Similarly the Thomson Reuters Private Equity Buyout Index (“TRPEI”) fell -0.30% for the same 12-month period after experiencing a -20.65% drop in Q4 of 2018 followed by a 16.71% gain in the first quarter of 2019. Coming off a relatively strong 2018, real assets posted mixed returns as evidenced by the Dow Jones REIT Index (+20.78%) and the S&P Natural Resources Index (-16.23%). The HFRX Global Hedge Fund Index, however, was basically flat with a return of only 0.01%.

In traditional equities, the S&P 500 Total Return Index (“S&P 500 TR”) rose 4.25% over the last year, as the US equity market finds itself in the tenth year of a bull market environment. The MSCI Emerging Markets Index fell -2.02%. The MSCI Developed Markets Index also fell -1.34% over the same period.

Leland® Real Asset Opportunities Fund (GHTAX, GHTCX, GHTIX)

The Fund declined -8.33% (I share) in the fiscal year ended September 30, 2019. The benchmark S&P 500 TR rose 4.25% over the same period. Real assets continue to struggle on both an absolute basis as well as relative to broader equity markets. The one exception was the REIT sector. The market’s expectations for continued interest rate increases reversed sharply in 2019, providing an unexpected lift to the sector. The Dow Jones REIT Index rose +20.78% over the fiscal year. After outperforming in FY2018 with a +28.23% gain (per the S&P Oil and Gas Exploration and Production Index), energy producers experienced another sharp drawdown in FY2019, falling -47.70%.

Letter to Shareholders

The remaining sectors in which the Fund can invest also underperformed the general equity markets. The Dow Jones US Basic Materials Index TR fell -4.05% and the Alerian MLP Total Return Index fell – 8.13%.

The recent rise in the REIT sector we believe now leaves several sub-sectors, including the triple-net and apartment subsectors, overvalued per our risk premium metrics. However, the Fund’s allocation to REITs remains steady, as the Fund’s positions were in deep value positions which we believe have yet to be fully realized, leaving meaningful upside remaining. Also, of the Fund’s current REIT exposure, roughly 40% is in positions that we believe have the potential to benefit directly from moderately rising rates, while retaining the ability to cover their current dividends in an environment where long-term rates decline moderately.

We increased the Fund’s exposure to the energy infrastructure sector last year, investing in companies with depressed share prices despite strong balance sheets, cash flow protection from multi-year contracts, and relatively young fleets. In hindsight, the Fund’s move into this sector was early, with the entire sector experiencing modestly negative performance in the last fiscal year. Recent movements in the sector, aided by rising shipping rates and what appears to be increasing realization of the dramatic undervaluation in the sector, give us cautious optimism that the multi-year bear market in this sub-sector may finally be coming to an end.

Leland® Thomson Reuters Venture Capital Index Fund (LDVAX, LDVCX, LDVIX)

Investors in the Leland® Thomson Reuters Venture Capital Index Fund experienced performance in line with the benchmark index which is what we would anticipate from the Fund. The Fund (I share) fell -1.57% for the fiscal year ended September 30, 2019, generally in line with TRVCI which fell -0.70% over the same period. The benchmark NASDAQ Composite Index fell -0.58% over the same period.

TRVCI reflects the large concentration of current investments in the technology sector by venture capital firms and has been the strongest performing sector this year. Indeed, technology currently represents approximately 75% of the index. Of course, in spite of the increased market volatility, the overall rising market environment has proven favorable for investors in general, helping the funds and associated indices overcome the sell off experienced at the start of the fiscal year.

The largest sector allocation remains software technology, reflecting the investment focus of the venture capital industry. This was followed by healthcare and smaller allocations to industrials, consumer goods and services, utilities & energy, and telecommunications.

During its fiscal year, the Fund utilized swap agreements to create economic leverage in the portfolio. Given the strong performance of the markets throughout the first three quarters of 2019, in general, and the technology sector, in particular, this additional exposure to the

Letter to Shareholders

characteristics of venture capital-backed companies had a positive impact on Fund and its ability to largely recover for the fiscal year from losses experienced in Q4 2018.

Leland® Thomson Reuters Private Equity Buyout Index Fund (LDPAX, LDPCX, LDPIX)

Investors in the Leland® Thomson Reuters Private Equity Buyout Index Fund also experienced performance in line with the benchmark index, which is what we would anticipate from this Fund as well. For the fiscal year ended September 30, 2019, the Fund (I-share) fell -1.75%, generally in line with TRPEI which fell -0.30%. The benchmark S&P 500 TR rose 4.25% over the same period.

At the beginning of the Fund’s fiscal year, the largest sector allocations were to Technology and Energy / Industrials / Materials. TRPEI reflects the concentration of current investments in the Technology sector by buyout firms and has been the strongest performing sector this year. Over the course of the fiscal year, relative investment exposure across all sectors, including Technology, Energy / Industrials / Materials, Consumer Cyclicals, Financials, Consumer non-Cyclicals, and Healthcare, remained relatively steady, reflecting the current investment focus of the private equity buyout industry.

During its fiscal year, the Fund utilized swap agreements to create economic leverage in the portfolio. Given the strong performance of the markets in general throughout the first three quarters of 2019, this additional exposure to the characteristics of the private equity buyout space had a positive impact on the Fund and its ability to largely recover for the fiscal year from losses experienced in Q4 2018.

Investment outlook

Based upon current conditions, the near term outlook for risk assets is one of increasing caution given the continued shift to a higher volatility environment. Several geopolitical and economic considerations continue to dominate the headlines, including issues such as the China-U.S. trade dispute, BREXIT, an upcoming U.S. election cycle and slowing global growth. We have no expectation that these will go away any time soon. So while the previous twelve months ended September 30, 2019 have delivered relatively flat returns from the equity markets, and 2019 through the third quarter has seen another period of solid returns in the broader equity markets, the continued increases in volatility will continue to dampen the near term outlook.

Regardless, it is our belief that one of the best strategies to navigate any market environment is to hold a well-diversified exposure to a variety of asset classes. And many of the funds that we have discussed here are being utilized to meet those objectives.

Letter to Shareholders

We thank you for your continued support and confidence in our management.

Sincerely,

Neil R. Peplinski, Chairman & Chief Investment Officer

Portfolio Investment Team

Neil R. Peplinski, CFA founded Good Harbor in 2003 and serves as a Managing Partner and Chief Investment Officer. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from the University of Chicago Booth School of Business. He also holds a MSEE in Electromagnetics from the University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

David C. Armstrong serves as a Portfolio Manager. Mr. Armstrong joined Good Harbor in 2010 and became a member of the Investment Team in 2013. He previously worked as a Director of Research conducting analysis on the nature and structure of competition in the credit card market for financial services firms. Mr. Armstrong earned an MBA from the University of Chicago Booth School of Business, and a Bachelor of Arts from Knox College.

Yash Patel, CFA has served as Chief Operating Officer of Good Harbor since March 2010. Mr. Patel brings over 15 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining Good Harbor Financial, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned a MBA with Honors from the University of Chicago Booth School of Business and a BS CSE from the Ohio State University.

Jeffrey H. Kim serves as the lead Portfolio Manager of the Leland Real Asset Opportunities Fund and is the architect of the strategy. Prior, he was a Portfolio Manager at Chicago Capital Partners. Mr. Kim earned his MBA from the University of Chicago Booth School of Business. He also received a SM (MS) from the Massachusetts Institute of Technology and a BS from Northwestern University.

The S&P 500 Total Return Index is the total return version of the S&P 500 Index which includes the effects of reinvested dividends. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy through changes in the aggregate market value representing all major industries.

Letter to Shareholders

The Dow Jones Equity All REIT Index represents all publicly traded real estate investment trusts in the Dow Jones U.S. stock universe classified as Equity REITs according to the S&P Dow Jones Indices REIT Industry Classification Hierarchy.

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

The S&P Oil & Gas Exploration & Production Select Industry Index represents the oil and gas exploration and production sub-industry portion of the S&P Total Markets Index.

The Dow Jones US Basic Materials Total Return Index represents the Basic Materials Industry as defined by the Dow Jones proprietary classification system. The index is one of ten indices that together make up the Dow Jones U.S. Index, which represents approximately 95% of U.S. market capitalization.

The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The MSCI Emerging Markets Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The NASDAQ Composite Index is a market-capitalization weighted index of more than 3,000 common equities listed on the NASDAQ stock exchange. The composition of the NASDAQ Composite is heavily weighted towards information technology companies.

The Thomson Reuters Venture Capital Index seeks to replicate the performance of the Thomson Reuters Venture Capital Research Index using liquid public securities across the sectors in which U.S. venture capital invests.

The Thomson Reuters Private Equity Buyout Index seeks to replicate the performance of the Thomson Reuters Private Equity Buyout Research Index using liquid public securities across the sectors in which U.S. private equity invests.

Investments cannot be made directly in an index. Unmanaged index returns assume the reinvestment of any distributions and do not reflect fees, expenses, or sales charges. Index performance is not indicative of the performance of any investment.

This information is being provided for informational purposes only, is subject to change. The opinions expressed in this article represent the current, good-faith views of the author at the time of publication. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Fund holdings are subject to change without notice. Investments in alternative strategies may not be suitable for all investors.

5895-NLD-10/28/2019

LELAND REAL ASSET OPPORTUNITIES FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for the periods ended September 30, 2019, as compared to its benchmark:

				Inception**
	One Year	Three Year	Five Year	September 30, 2019
Leland Real Asset Opportunities Fund - Class A	(8.50)%	(1.26)%	(1.25)%	(1.80)%
Leland Real Asset Opportunities Fund - Class A with load	(13.76)%	(3.19)%	(2.41)%	(2.77)%
Leland Real Asset Opportunities Fund - Class C	(9.18)%	(2.02)%	(1.99)%	(2.54)%
Leland Real Asset Opportunities Fund - Class I	(8.33)%	(1.01)%	(1.02)%	(1.56)%
S&P 500 Total Return Index ***	4.25%	13.39%	10.84%	12.27%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2020 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively, effective February 1, 2019. Prior to February 1, 2019, total expenses incurred would not exceed 1.40%, 2.15%, and 1.15%. The Fund’s total annual operating expenses before waiver are 1.99% for Class A shares, 2.74% for Class C shares and 1.74% for Class I shares per the February 1, 2019 Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is October 1, 2013.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $250,000 Investment

Portfolio Composition as of September 30, 2019	% of Net Assets
Oil & Gas	13.9%
Mortgage REITs	13.2%
Money Market Fund	13.0%
Regional Mall REITs	9.7%
Diversified REITs	8.7%
Transportation	8.2%
Exchange Traded Funds - Equity Fund	7.0%
Hotel & Resort REITs	5.6%
Shopping Center REITs	5.2%
Health Care REITs	4.9%
Other Assets in Excess of Liabilities - Net	10.6%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for the periods ended September 30, 2019, as compared to its benchmark:

	One Year	Three Year	Inception** - September 30, 2019
Leland Thomson Reuters Private Equity Buyout Index Fund - Class A	(1.99)%	12.18%	10.87%
Leland Thomson Reuters Private Equity Buyout Index Fund - Class A with load	(7.61)%	9.98%	9.25%
Leland Thomson Reuters Private Equity Buyout Index Fund - Class C	(2.70)%	11.30%	10.17%
Leland Thomson Reuters Private Equity Buyout Index Fund - Class I	(1.75)%	12.45%	11.12%
S&P 500 Total Return Index ***	4.25%	13.39%	13.24%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2020 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the adviser))) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 2.06% for Class A shares, 2.81% for Class C shares and 1.81% for Class I shares per the February 1, 2019 Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is September 18, 2015.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $250,000 Investment

Portfolio Composition as of September 30, 2019	% of Net Assets
Internet	7.8%
Retail	7.6%
Oil & Gas	5.6%
Banks	5.4%
Software	5.3%
Pharmaceuticals	4.9%
Semiconductors	4.9%
Aerospace/Defense	4.8%
Diversified Financial Services	4.6%
Beverages	3.6%
Other Assets in Excess of Liabilities - Net *	45.5%
100.0%
*	Includes derivatives.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for the periods ended September 30, 2019, as compared to its benchmark:

			Inception** -	Inception*** -
	One Year	Three Year	September 30, 2019	September 30, 2019
Leland Thomson Reuters Venture Capital Index Fund - Class A	(1.84)%	25.08%	20.21%	N/A
Leland Thomson Reuters Venture Capital Index Fund - Class A with load	(7.47)%	22.64%	18.93%	N/A
Leland Thomson Reuters Venture Capital Index Fund - Class C	(2.59)%	24.14%	N/A	21.50%
Leland Thomson Reuters Venture Capital Index Fund - Class I	(1.57)%	25.36%	20.43%	N/A
NASDAQ OTC Composite Index ****	(0.58)%	14.62%	12.56%	13.83%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2020, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the adviser))) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 2.00% for Class A shares, 2.75% for Class C shares and 1.75% for Class I shares per the February 1, 2019 Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is October 1, 2014.

***	Inception date is September 23, 2015.

****	National Association of Securities Dealers Automated Quotation System (NASDAQ) is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ OTC Composite index is compiled of more than 4,800 stocks that are traded via this system. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $250,000 Investment

Portfolio Composition as of September 30, 2019	% of Net Assets
Software	24.1%
Internet	15.1%
Computers	9.9%
Healthcare - Products	9.2%
Commercial Services	8.3%
Diversified Financial Services	4.5%
Healthcare - Services	3.4%
Money Market Fund	3.0%
Aerospace/Defense	2.8%
Pharmaceuticals	2.3%
Other Assets in Excess of Liabilities - Net *	17.4%
100.0%

*	Includes derivatives.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND REAL ASSET OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 2019

Shares		Fair Value
	COMMON STOCK - 26.6%
	OIL & GAS - 13.9%
67,498	Berry Petroleum Corp.	$631,781
24,277	Canadian Natural Resources Ltd.	646,497
14,732	Occidental Petroleum Corp.	655,132
		1,933,410
	PIPELINES - 4.5%
17,979	Enbridge, Inc.	630,703

	TRANSPORTATION - 8.2%
30,562	Golar LNG Ltd.	397,000
185,102	Teekay Corp.	740,408
		1,137,408

	TOTAL COMMON STOCK (Cost $4,692,571)	3,701,521

	EXCHANGE TRADED FUND - 7.0%
	EQUITY FUND - 7.0%
10,608	iShares U.S. Basic Materials ETF (Cost $1,095,508)	978,800

	REAL ESTATE INVESTMENT TRUSTS - 52.1%
	DIVERSIFIED REITs - 8.7%
77,439	New Residential Investment Corp.	1,214,244

	HEALTH CARE REITs - 4.9%
23,135	Healthcare Trust of America, Inc.	679,706

	HOTEL & RESORT REITs - 5.6%
30,510	Service Properties Trust	786,853

	MORTGAGE REITs - 13.2%
38,720	Granite Point Mortgage Trust, Inc.	725,613
45,699	Starwood Property Trust, Inc.	1,106,830
		1,832,443
	OFFICE PROPERTY REITs - 4.8%
68,759	VEREIT, Inc.	672,463

	REGIONAL MALL REITs - 9.7%
99,818	Pennsylvania Real Estate Investment Trust	570,959
2,672	Simon Property Group, Inc.	415,897
8,760	Taubman Centers, Inc.	357,671
		1,344,527
	SHOPPING CENTER REITs - 5.2%
34,871	Kimco Realty Corp.	728,106

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,743,331)	7,258,342

	SHORT-TERM INVESTMENT - 13.0%
	MONEY MARKET FUND - 13.0%
1,818,467	Invesco Short Term Investments Trust -Treasury Portfolio
	Institutional Class, to yield 1.79% * (Cost $1,818,467)	1,818,467

	TOTAL INVESTMENTS - 98.7% (Cost $14,349,877)	$13,757,130
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.3%	178,983
	NET ASSETS - 100.0%	$13,936,113

ETF - Exchange Traded Fund

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2019.

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS
September 30, 2019

Shares		Fair Value
	COMMON STOCK - 95.3%
	AEROSPACE/DEFENSE - 4.8%
441	General Dynamics Corp.	$80,584
500	Lockheed Martin Corp.	195,030
278	Northrop Grumman Corp.	104,192
534	Raytheon Co.	104,765
583	The Boeing Co. +	221,814
1,731	United Technologies Corp.	236,316
		942,701
	AGRICULTURE - 1.6%
2,711	Altria Group, Inc.	110,880
732	Archer-Daniels-Midland Co.	30,063
2,373	Philip Morris International, Inc.	180,182
		321,125
	APPAREL - 0.9%
1,461	NIKE, Inc.	137,217
405	VF Corp.	36,041
		173,258
	AUTO MANUFACTURERS - 0.5%
4,551	Ford Motor Co.	41,687
1,387	General Motors Co.	51,985
		93,672
	BANKS - 5.4%
7,352	Bank of America Corp.	214,458
1,947	Citigroup, Inc.	134,499
2,716	JPMorgan Chase & Co.	319,646
1,079	Morgan Stanley	46,041
292	The Goldman Sachs Group, Inc.	60,511
355	The PNC Financial Services Group, Inc.	49,757
1,215	US BanCorp.	67,238
3,419	Wells Fargo & Co.	172,454
		1,064,604
	BEVERAGES - 3.6%
251	Constellation Brands, Inc.	52,027
569	Monster Beverage Corp.*	33,036
2,136	PepsiCo, Inc.	292,846
5,923	The Coca-Cola Co. +	322,448
		700,357
	BIOTECHNOLOGY - 0.9%
540	Amgen, Inc.	104,495
1,175	Gilead Sciences, Inc.	74,472
		178,967
	BUILDING MATERIALS - 0.3%
111	Martin Marietta Materials, Inc.	30,425
213	Vulcan Materials Co.	32,214
		62,639
	CHEMICALS - 3.4%
369	Air Products & Chemicals, Inc.	81,866
223	Celanese Corp.	27,271
1,295	DuPont de Nemours, Inc.	92,346
471	Ecolab, Inc.	93,277
993	Linde PLC	192,364
514	LyondellBasell Industries NV	45,988
428	PPG Industries, Inc.	50,722
149	The Sherwin-Williams Co.	81,931
		665,765
	COMMERCIAL SERVICES - 1.8%
541	Automatic Data Processing, Inc.	87,328
1,356	PayPal Holdings, Inc. *	140,468
486	S&P Global, Inc.	119,060
		346,856

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	COMPUTERS - 2.9%
787	Accenture PLC	$151,379
1,143	Apple, Inc.	255,998
1,105	International Business Machines Corp.	160,689
		568,066
	COSMETICS/PERSONAL CARE - 2.3%
1,308	Colgate-Palmolive Co.	96,151
309	The Estee Lauder Cos, Inc.	61,476
2,289	The Procter & Gamble Co.	284,706
		442,333
	DIVERSIFIED FINANCIAL SERVICES - 4.6%
571	American Express Co.	67,538
95	BlackRock, Inc.	42,336
266	CME Group, Inc.	56,216
436	InterCo.ntinental Exchange, Inc.	40,230
1,108	Mastercard, Inc. +	300,900
921	The Charles Schwab Corp.	38,525
2,053	Visa, Inc. +	353,137
		898,882
	ELECTRIC - 1.3%
234	American Electric Power Co., Inc.	21,923
153	Consolidated Edison, Inc.	14,454
403	Dominion Energy, Inc.	32,659
370	Duke Energy Corp.	35,468
469	Exelon Corp.	22,657
227	NextEra Energy, Inc.	52,889
223	Public Service Enterprise Group, Inc.	13,844
116	Sempra Energy	17,123
518	The Southern Co.	31,997
225	Xcel Energy, Inc.	14,600
		257,614
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
1,238	Emerson Electric Co.	82,773

	ELECTRONICS - 1.2%
1,445	Honeywell International, Inc.	244,494

	ENVIRONMENTAL CONTROL - 0.5%
785	Waste Management, Inc.	90,275

	FOOD - 1.5%
914	General Mills, Inc.	50,380
2,201	Mondelez International, Inc.	121,759
784	Sysco Corp.	62,250
209	The Hershey Co.	32,393
958	The Kraft Heinz Co.	26,762
		293,544
	FOREST PRODUCTS & PAPER - 0.2%
691	International Paper Co.	28,898

	HEALTHCARE-PRODUCTS - 2.6%
1,686	Abbott Laboratories	141,068
657	Danaher Corp.	94,891
1,373	Medtronic PLC	149,134
409	Thermo Fisher Scientific, Inc.	119,129
		504,222
	HEALTHCARE-SERVICES - 1.3%
244	Anthem, Inc.	58,584
926	UnitedHealth Group, Inc.	201,238
		259,822
	HOUSEHOLD PRODUCTS/WARES - 0.5%
497	Kimberly-Clark Corp.	70,599
180	The Clorox Co.	27,337
		97,936
	INSURANCE - 1.7%
673	American International Group, Inc.	37,486
1,127	Berkshire Hathaway, Inc.*	234,439
370	Chubb Ltd.	59,733
		331,658

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	INTERNET - 7.8%
434	Alphabet, Inc.*	$529,975
297	Amazon.com, Inc.*	515,565
51	Booking Holdings, Inc.*	100,093
1,460	Facebook, Inc.*	259,997
474	Netflix, Inc.*	126,852
		1,532,482
	IRON/STEEL - 0.1%
475	Nucor Corp.	24,182

	LODGING - 0.2%
323	Marriott International, Inc.	40,172

	MACHINERY-CONSTRUCTION & MINING - 0.8%
1,169	Caterpillar, Inc.	147,656

	MACHINERY-DIVERSIFIED - 0.5%
581	Deere & Co.	98,003

	MEDIA - 3.2%
201	Charter Communications, Inc.*	82,836
5,566	Comcast Corp.	250,915
2,219	The Walt Disney Co. +	289,180
		622,931
	MINING - 0.4%
2,658	Freeport-McMoRan, Inc.	25,437
1,345	Newmont GoldCorp Corp.	51,002
		76,439
	MISCELLANEOUS MANUFACTURING - 2.2%
1,163	3M Co.	191,197
17,396	General Electric Co.	155,520
566	Illinois Tool Works, Inc.	88,573
		435,290
	OIL & GAS - 5.6%
2,822	Chevron Corp. +	334,689
218	Concho Resources, Inc.	14,802
1,572	Conoco Phillips	89,573
203	Diamondback Energy, Inc.	18,252
745	EOG Resources, Inc.	55,294
4,181	Exxon Mobil Corp.	295,220
369	Hess Corp.	22,317
980	Marathon Petroleum Corp.	59,535
1,265	Occidental Petroleum Corp.	56,255
661	Phillips 66	67,686
250	Pioneer Natural Resources Co.	31,443
585	Valero Energy Corp.	49,865
		1,094,931
	OIL&GAS SERVICES - 0.6%
1,294	Halliburton Co.	24,392
2,069	Schlumberger Ltd.	70,698
668	TechnipFMC PLC	16,126
		111,216

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	PACKAGING & CONTAINERS - 0.2%
509	Ball Corp.	$37,060

	PHARMACEUTICALS - 4.9%
1,334	AbbVie, Inc.	101,011
1,685	Bristol-Myers Squibb Co.	85,446
1,336	CVS Health Corp.	84,262
935	Eli Lilly & Co.	104,561
1,110	Johnson & Johnson	143,612
294	McKesson Corp.	40,178
2,500	Merck & Co., Inc.	210,450
5,288	Pfizer, Inc.	189,998
		959,518
	PIPELINES - 0.9%
357	Cheniere Energy, Inc.*	22,512
2,963	Kinder Morgan, Inc.	61,067
560	ONEOK, Inc.	41,266
1,685	The Williams Cos, Inc.	40,541
		165,386
	RETAIL - 7.6%
539	Costco Wholesale Corp.	155,291
982	Lowe’s Cos, Inc.	107,981
936	McDonald’s Corp.	200,969
90	O’Reilly Automotive, Inc.*	35,866
378	Ross Stores, Inc.	41,523
1,509	Starbucks Corp.	133,426
593	Target Corp.	63,398
1,327	The Home Depot, Inc. +	307,891
1,448	The TJX Cos, Inc.	80,712
1,248	Walgreens Boots Alliance, Inc.	69,027
2,200	Walmart, Inc.	261,096
335	Yum! Brands, Inc.	37,999
		1,495,179
	SEMICONDUCTORS - 4.9%
468	Analog Devices, Inc.	52,290
1,177	Applied Materials, Inc.	58,732
374	Broadcom, Inc.	103,250
5,606	Intel Corp.	288,877
1,308	Micron Technology, Inc.*	56,048
698	NVIDIA Corp.	121,501
1,537	QUALCOMM, Inc.	117,242
1,180	Texas Instruments, Inc.	152,503
		950,443
	SOFTWARE - 5.3%
551	Adobe, Inc.*	152,214
424	Fidelity National Information Services, Inc.	56,290
1,113	Fiserv, Inc.*	115,296
293	Intuit, Inc.	77,920
2,133	Microsoft Corp.	296,551
2,828	Oracle Corp.	155,625
971	salesforce.com, Inc.*	144,135
188	ServiceNow, Inc. *	47,724
		1,045,755
	TELECOMMUNICATIONS - 2.8%
3,516	AT&T, Inc.	133,045
438	CenturyLink, Inc.	5,466
5,448	CisCo.. Systems, Inc.	269,186
152	T-Mobile US, Inc.*	11,973
2,000	Verizon Communications, Inc.	120,720
113	Zayo Group Holdings, Inc.*	3,831
		544,221
	TRANSPORTATION - 3.1%
1,545	CSX Corp.	107,022
537	Norfolk Southern Corp.	96,477
1,445	Union Pacific Corp.	234,061
1,396	United Parcel Service, Inc.	167,269
		604,829

	TOTAL COMMON STOCK (Cost $14,821,040)	18,636,154

	REAL ESTATE INVESTMENT TRUSTS - 0.9%
350	American Tower Corp.	77,396
335	Crown Castle International Corp.	46,568
473	Prologis, Inc.	40,309
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $111,689)	164,273

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	SHORT-TERM INVESTMENT - 0.6%
	MONEY MARKET FUND - 0.6%
125,995	Invesco Short Term Investments Trust - Treasury Portfolio
	Institutional Class, to yield 1.79% ** (Cost $125,995)	$125,995

	TOTAL INVESTMENTS - 96.8% (Cost $15,058,724)	$18,926,422
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.2%	632,928
	NET ASSETS - 100.0%	$19,559,350

PLC - Public Limited Company

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2019.

+	All or a portion of the security is segregated as collateral for swap contracts at September 30, 2019. Total collateral had a value of $921,571 at September 30, 2019.

SWAP CONTRACTS ***

A list of the outstanding OTC swap agreements held by the Fund at September 30, 2019 are as follows:

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Value and Net Unrealized Gain
BNP Paribas	Index Swap ~	1-Month LIBOR +	Index Return	10/1/2019	$18,678,903	$528,161
		0.50%
BNP Paribas	Basket Swap ^	1-Month LIBOR +	Basket Return	10/1/2019	3,206,134	104,943
		0.50%
Net Unrealized Gain from Open Swap Contracts						$633,104

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the swaps contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s swap contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

~	The Index Swap is made up of the S&P 500 Total Return Index, Nasdaq 100 Total Return Index and the Dow Jones Industrial Average Total Return Index..

^	The following table represents the individual common stock exposure comprising the BNP Paribas Equity Basket Swap as on September 30, 2019.

BNP Paribas Equity Basket Swap
Shares	Description	Fair Value	% of Basket
300	Alphabet, Inc. - Cl. A	$366,342	11.1%
200	Amazon.com, Inc.	347,182	10.5%
3,600	Apple, Inc.	806,240	24.3%
500	Berkshire Hathaway Inc. - Cl. B	104,010	3.1%
500	Boeing, Inc.	190,235	5.7%
2,000	Exxon Mobil Corp.	141,220	4.3%
1,500	Facebook, Inc.	267,120	8.1%
1,600	Johnson & Johnson	207,008	6.3%
5,000	Microsoft Corp.	695,150	21.0%
1,500	Procter & Gamble Co.	186,570	5.6%
		$3,311,077	100.0%

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS
September 30, 2019

Shares		Fair Value
	COMMON STOCK - 98.2%
	AEROSPACE/DEFENSE - 2.8%
1,733	Lockheed Martin Corp.	$675,975
3,750	The Boeing Co.	1,426,763
5,991	United Technologies Corp.	817,891
		2,920,629
	AGRICULTURE - 1.0%
9,346	Altria Group, Inc.	382,251
8,180	Philip Morris International, Inc.	621,107
		1,003,358
	BANKS - 0.7%
6,122	Bank of America Corp.	178,579
1,624	Citigroup, Inc.	112,186
2,261	JPMorgan Chase & Co.	266,097
2,847	Wells Fargo & Co.	143,602
		700,464
	BEVERAGES - 2.1%
7,366	PepsiCo, Inc.	1,009,878
20,404	The Coca-Cola Co.	1,110,794
		2,120,672
	BIOTECHNOLOGY - 0.5%
596	Amgen, Inc.	115,332
1,332	Illumina, Inc.*	405,221
		520,553
	CHEMICALS - 1.2%
706	Air Products & Chemicals, Inc.	156,633
2,473	DuPont de Nemours, Inc.	176,351
900	Ecolab, Inc.	178,236
1,899	Linde PLC	367,874
982	LyondellBasell Industries NV	87,860
818	PPG Industries, Inc.	96,941
285	The Sherwin-Williams Co.	156,713
		1,220,608
	COMMERCIAL SERVICES - 8.3%
10,735	Automatic Data Processing, Inc. +	1,732,844
1,723	CoStar Group, Inc.*	1,022,084
7,193	Global Payments, Inc.	1,143,687
19,404	PayPal Holdings, Inc. + *	2,010,060
1,686	S&P Global, Inc.	413,036
16,487	Square, Inc.*	1,021,370
7,836	Verisk Analytics, Inc.	1,239,185
		8,582,266
	COMPUTERS - 9.9%
14,114	Accenture PLC +	2,714,828
13,219	Apple, Inc. +	2,960,659
29,106	Cognizant Technology Solutions Corp.	1,754,073
13,615	DXC Technology Co.	401,643
16,335	International Business Machines Corp. +	2,375,436
		10,206,639
	COSMETICS/PERSONAL CARE - 1.9%
4,507	Colgate-Palmolive Co.	331,310
13,063	The Procter & Gamble Co.	1,624,776
		1,956,086
	DIVERSIFIED FINANCIAL SERVICES - 4.5%
475	American Express Co.	56,183
8,068	Mastercard, Inc. +	2,191,027
13,657	Visa, Inc. +	2,349,140
		4,596,350
	ELECTRONICS - 1.0%
2,957	Agilent Technologies, Inc.	226,595
5,009	Honeywell International, Inc.	847,523
		1,074,118

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	FOOD - 0.4%
7,590	Mondelez International, Inc.	$419,879

	FOREST PRODUCTS & PAPER - 0.1%
1,319	International Paper Co.	55,161

	HEALTHCARE-PRODUCTS - 9.2%
17,534	Abbott Laboratories	1,467,070
802	Align Technology, Inc.*	145,098
5,423	Baxter International, Inc.	474,350
2,377	Becton Dickinson and Co.	601,286
12,237	Boston Scientific Corp.*	497,924
6,837	Danaher Corp.	987,468
2,121	Edwards Lifesciences Corp.*	466,429
827	IDEXX Laboratories, Inc.*	224,886
1,079	Intuitive Surgical, Inc.*	582,584
14,262	Medtronic PLC	1,549,138
1,362	ResMed, Inc.	184,020
3,434	Stryker Corp.	742,774
4,262	Thermo Fisher Scientific, Inc.	1,241,393
2,064	Zimmer Biomet Holdings, Inc.	283,325
		9,447,745
	HEALTHCARE-SERVICES - 3.4%
2,537	Anthem, Inc.	609,134
3,599	Centene Corp.*	155,693
2,911	HCA Healthcare, Inc.	350,542
1,227	Humana, Inc.	313,707
9,624	UnitedHealth Group, Inc.	2,091,488
		3,520,564
	HOUSEHOLD PRODUCTS/WARES - 0.2%
1,715	Kimberly-Clark Corp.	243,616

	INSURANCE - 0.3%
1,355	Berkshire Hathaway, Inc.*	281,867

	INTERNET - 15.1%
1,716	Alphabet, Inc.* +	2,095,476
181	Amazon.com, Inc.*	314,200
7,462	CDW Corp.	919,617
46,817	eBay, Inc.	1,824,927
11,833	Facebook, Inc.* +	2,107,221
3,154	IAC/InterActiveCorp*	687,477
1,720	MercadoLibre, Inc.*	948,116
7,078	Netflix, Inc.* +	1,894,214
4,794	Palo Alto Networks, Inc. *	977,161
44,179	Snap, Inc.*	698,028
4,550	Spotify Technology SA*	518,700
38,770	Twitter, Inc.*	1,597,324
5,099	VeriSign, Inc.*	961,824
		15,544,285
	MACHINERY - CONSTRUCTION & MINING - 0.5%
4,045	Caterpillar, Inc.	510,924

	MEDIA - 0.2%
563	Altice USA, Inc.*	16,147
2,032	Comcast Corp.	91,603
810	The Walt Disney Co.	105,559
		213,309
	MINING - 0.1%
2,563	Newmont GoldCorp. Corp.	97,189

	MISCELLANEOUS MANUFACTURING - 1.2%
4,028	3M Co.	662,203
60,276	General Electric Co.	538,867
		1,201,070

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	OIL & GAS - 0.6%
1,686	Chevron Corp.	$199,960
939	ConocoPhillips	53,504
444	EOG Resources, Inc.	32,954
3,696	Exxon Mobil Corp.	260,975
586	Marathon Petroleum Corp.	35,599
758	Occidental Petroleum Corp.	33,708
395	Phillips 66	40,448
		657,148
	OIL & GAS SERVICES - 0.0% ^
1,236	Schlumberger Ltd.	42,234

	PACKAGING & CONTAINERS - 0.1%
974	Ball Corp.	70,917

	PHARMACEUTICALS - 2.3%
3,747	Cigna Corp.	568,757
13,875	CVS Health Corp.	875,096
1,032	Eli Lilly & Co.	115,409
2,991	Johnson & Johnson	386,976
2,757	Merck & Co, Inc.	232,084
5,828	Pfizer, Inc.	209,400
		2,387,722
	PIPELINES - 0.0% ^
1,769	Kinder Morgan, Inc.	36,459

	RETAIL - 1.2%
484	The Home Depot, Inc.	112,298
4,302	Walgreens Boots Alliance, Inc.	237,943
7,598	Walmart, Inc.	901,731
		1,251,972
	SEMICONDUCTORS - 2.2%
1,130	Analog Devices, Inc.	126,255
2,838	Applied Materials, Inc.	141,616
901	Broadcom, Inc.	248,739
13,517	Intel Corp.	696,531
3,157	Micron Technology, Inc.*	135,277
1,687	NVIDIA Corp.	293,656
3,709	QUALCOMM, Inc.	282,923
2,848	Texas Instruments, Inc.	368,076
		2,293,073
	SOFTWARE - 24.1%
31,804	Activision Blizzard, Inc.	1,683,068
8,165	Adobe, Inc.* +	2,255,581
8,256	Akamai Technologies, Inc.*	754,433
4,002	ANSYS, Inc.*	885,883
10,670	Autodesk, Inc.*	1,575,959
12,837	Cadence Design Systems, Inc.*	848,269
3,505	Cerner Corp.	238,936
15,136	Electronic Arts, Inc.*	1,480,603
7,762	Intuit, Inc. +	2,064,226
79	j2 Global, Inc.	7,175
17,704	Microsoft Corp. +	2,461,387
43,662	Oracle Corp. +	2,402,720
17,964	salesforce.com, Inc.*	2,666,576
7,778	ServiceNow, Inc. + *	1,974,445
6,720	Splunk, Inc. *	792,019
6,781	Synopsys, Inc.*	930,692
5,246	Twilio, Inc.*	576,850
1,270	Veeva Systems, Inc. *	193,916
6,021	Workday, Inc. *	1,023,329
		24,816,067
	TELECOMMUNICATIONS - 1.7%
13,994	AT&T, Inc.	529,533
1,746	CenturyLink, Inc.	21,790
13,172	CisCo.Systems, Inc.	650,828
145	GCI Liberty, Inc.*	9,000
1,268	Sprint Corp. *	7,824
189	Telephone & Data Systems, Inc.	4,876
607	T-Mobile US, Inc.*	47,813
7,968	Verizon Communications, Inc.	480,948
452	Zayo Group Holdings, Inc.*	15,323
		1,767,935

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value

	TRANSPORTATION - 1.4%
5,005	Union Pacific Corp.	$810,710
4,837	United Parcel Service, Inc.	579,569
		1,390,279
	TOTAL COMMON STOCK (Cost $85,152,999)	101,151,158

	REAL ESTATE INVESTMENT TRUST - 0.1%
292	American Tower Corp (Cost $52,861)	64,570

	SHORT-TERM INVESTMENT - 3.0%
	MONEY MARKET FUND - 3.0%
3,136,989	Invesco Short Term Investments Trust - Treasury Portfolio
	Institutional Class, to yield 1.79% ** (Cost $3,136,989)	3,136,989

	TOTAL INVESTMENTS - 101.3% (Cost $88,342,849)	$104,352,717
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%	(1,378,128)
	NET ASSETS - 100.0%	$102,974,589

PLC - Public Limited Company

^	Represent less than 0.1%.

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2019.

+	All or a portion of the security is segregated as collateral for swap contracts at September 30, 2019. Total collateral had a value of $3,435,113 at September 30, 2019.

SWAP CONTRACTS ***

A list of the outstanding OTC swap agreements held by the Fund at September 30, 2019 are as follows:

				Termination		Value and Net
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Date	Notional Amount	Unrealized Loss
BNP Paribas	Index Swap ~	0.50%	Index Return	10/1/2019	$104,909,818	$(798,193)
BNP Paribas	Basket Swap ^	1-Month LIBOR +	Basket Return	10/1/2019	50,542,463	(332,863)
		0.50%
Net Unrealized Loss from Open Swap Contracts						$(1,131,056)

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the swaps contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s swap contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

~	The Index Swap is made up of the S&P 500 Total Return Index and the Nasdaq 100 Total Return Index.

^	The following table represents the individual common stock exposure comprising the BNP Paribas Equity Basket Swap as on September 30, 2019.

BNP Paribas Equity Basket Swap
Shares	Description	Fair Value	% of Basket
17,500	Accenture PLC	$3,366,125	6.7%
14,000	Adobe Systems, Inc.	3,867,500	7.7%
4,000	Alphabet, Inc. - Cl. A	4,884,085	9.7%
11,000	Automatic Data Processing	1,775,620	3.5%
25,000	Facebook, Inc.	4,452,000	8.9%
28,000	International Business Machines Corp.	4,071,760	8.1%
4,000	Intuit, Inc.	1,063,760	2.1%
16,000	Mastercard, Inc.	4,345,120	8.7%
32,000	Microsoft Corp.	4,448,960	8.9%
12,000	Netflix, Inc.	3,211,440	6.4%
70,000	Oracle Corp.	3,852,100	7.7%
35,000	Paypal Holdings, Inc.	3,625,650	7.2%
21,000	Salesforce.com, Inc.	3,117,240	6.2%
24,000	Visa, Inc.	4,128,240	8.2%
		$50,209,600	100.0%

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2019

	Leland Real	Leland Thomson	Leland Thomson
	Asset	Reuters Private	Reuters Venture
	Opportunities	Equity Buyout	Capital Index
	Fund	Index Fund	Fund
ASSETS
Investment securities:
At cost	$14,349,877	$15,058,724	$88,342,849
At value	$13,757,130	$18,926,422	$104,352,717
Unrealized gain on swap contracts	—	633,104	—
Receivable for Fund shares sold	24,504	24,825	35,167
Dividends and interest receivable	163,077	16,705	71,826
Prepaid expenses and other assets	20,428	13,099	38,701
TOTAL ASSETS	13,965,139	19,614,155	104,498,411

LIABILITIES
Unrealized loss on swap contracts	—	—	1,131,056
Unrealized depreciation on foreign exchange translations	96	—	—
Payable for Fund shares redeemed	4,140	—	142,203
Investment advisory fees payable	9,873	14,333	64,233
Distribution (12b-1) fees payable	3,678	760	12,460
Interest payable - Swaps	—	34,734	133,454
Payable to related parties	8,225	4,943	34,889
Accrued expenses and other liabilities	3,014	35	5,527
TOTAL LIABILITIES	29,026	54,805	1,523,822
NET ASSETS	$13,936,113	$19,559,350	$102,974,589

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$64,987,263	$16,383,208	$95,281,521
Accumulated earnings/(losses)	(51,051,150)	3,176,142	7,693,068
NET ASSETS	$13,936,113	$19,559,350	$102,974,589

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$1,960,840	$1,722,198	$37,778,521
Shares of beneficial interest outstanding	258,342	135,593	2,069,103
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$7.59	$12.70	$18.26
Maximum offering price per share (maximum sales charge of 5.75%)	$8.05	$13.47	$19.37

Class C Shares:
Net Assets	$4,026,483	$500,680	$5,315,104
Shares of beneficial interest outstanding	532,460	40,184	300,042
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$7.56	$12.46	$17.71

Class I Shares:
Net Assets	$7,948,790	$17,336,472	$59,880,964
Shares of beneficial interest outstanding	1,068,076	1,353,241	3,254,599
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$7.44	$12.81	$18.40

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2019

	Leland Real	Leland Thomson	Leland Thomson
	Asset	Reuters Private	Reuters Venture
	Opportunities	Equity Buyout	Capital Index
	Fund	Index Fund	Fund
INVESTMENT INCOME
Dividends	$109,273	$420,192	$1,106,526
Interest	34,777	12,001	91,372
Less: Foreign dividend tax withheld	(18,052)	(6)	—
TOTAL INVESTMENT INCOME	125,998	432,187	1,197,898

EXPENSES
Investment advisory fees	168,634	237,353	1,222,124
Distribution (12b-1) fees:
Class A	5,335	3,720	90,913
Class C	48,502	7,450	52,698
Administrative services fees	91,590	95,065	486,516
Third party administrative servicing fees	18,140	9,147	65,427
TOTAL EXPENSES	332,201	352,735	1,917,678

Less: Fees waived by the advisor	(45,881)	(56,758)	(307,693)

NET EXPENSES	286,320	295,977	1,609,985

NET INVESTMENT INCOME (LOSS)	(160,322)	136,210	(412,087)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss):
Investments	93,025	(358,119)	(3,749,563)
Swaps	—	(1,216,826)	(3,446,758)
Net realized gain (loss):	93,025	(1,574,945)	(7,196,321)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,883,776)	530,759	2,849,572
Foreign exchange translations	(96)	—	—
Swaps	—	556,219	(1,017,811)
Net change in unrealized appreciation (depreciation) on investments	(1,883,872)	1,086,978	1,831,761

NET REALIZED AND UNREALIZED LOSS	(1,790,847)	(487,967)	(5,364,560)

NET DECREASE IN NET ASSETS	$(1,951,169)	$(351,757)	$(5,776,647)

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Leland Real Asset Opportunities Fund

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
FROM OPERATIONS
Net investment income (loss)	$(160,322)	$1,319,671
Net realized gain (loss) on investments and foreign currency transactions	93,025	(178,104)
Net change in unrealized depreciation on investments and foreign currency translation	(1,883,872)	(1,943,163)
Net decrease in net assets resulting from operations	(1,951,169)	(801,596)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(226,438)
Class C	—	(257,219)
Class I	—	(1,046,909)
Total distributions paid*
Class A	(58,298)	—
Class C	(105,722)	—
Class I	(329,172)	—
Total distributions to shareholders	(493,192)	(1,530,566)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	373,372	150,975
Class C	9,425	255,867
Class I	2,406,375	6,795,806
Net asset value of shares issued in reinvestment of distributions:
Class A	49,040	202,783
Class C	102,966	246,691
Class I	271,376	975,381
Redemption fee proceeds:
Class A	9	52
Class I	—	607
Payments for shares redeemed:
Class A	(954,397)	(6,436,784)
Class C	(1,844,636)	(3,949,636)
Class I	(10,218,206)	(13,716,455)
Net decrease in net assets from shares of beneficial interest	(9,804,676)	(15,474,713)

TOTAL DECREASE IN NET ASSETS	(12,249,037)	(17,806,875)

NET ASSETS
Beginning of Year	26,185,150	43,992,025
End of Year**	$13,936,113	$26,185,150

SHARE ACTIVITY
Class A:
Shares Sold	47,398	17,392
Shares Reinvested	6,192	23,991
Shares Redeemed	(120,032)	(736,749)
Net decrease in shares of beneficial interest outstanding	(66,442)	(695,366)

Class C:
Shares Sold	1,193	30,844
Shares Reinvested	13,015	29,189
Shares Redeemed	(235,977)	(461,784)
Net decrease in shares of beneficial interest outstanding	(221,769)	(401,751)

Class I:
Shares Sold	313,623	792,312
Shares Reinvested	34,881	117,536
Shares Redeemed	(1,311,305)	(1,603,382)
Net decrease in shares of beneficial interest outstanding	(962,801)	(693,534)

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $22,096 as of September 30, 2018.

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leland Thomson Reuters Private Equity Buyout Index Fund
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
FROM OPERATIONS
Net investment income	$136,210	$85,428
Net realized gain (loss) on security transactions and swap contracts	(1,574,945)	1,308,178
Net change in unrealized appreciation on security transactions and swap contracts	1,086,978	1,688,045
Net increase (decrease) in net assets resulting from operations	(351,757)	3,081,651

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(21,025)
Class C	—	(3,237)
Class I	—	(329,006)
From net investment income:
Class A	—	(13,471)
Class C	—	(1,144)
Class I	—	(224,894)
From return of capital:
Class A	(2,223)	—
Class C	(971)	—
Class I	(23,808)	—
Total distributions paid*
Class A	(97,040)	—
Class C	(42,386)	—
Class I	(1,039,477)	—
Total distributions to shareholders	(1,205,905)	(592,777)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,173,645	733,060
Class C	525,563	483,754
Class I	6,911,234	8,216,499
Net asset value of shares issued in reinvestment of distributions:
Class A	82,013	27,286
Class C	42,375	4,381
Class I	936,004	509,821
Redemption fee proceeds:
Class A	30	610
Class C	253	—
Class I	56	364
Payments for shares redeemed:
Class A	(589,876)	(506,491)
Class C	(706,671)	—
Class I	(7,153,430)	(2,784,008)
Net increase in net assets from shares of beneficial interest	1,221,196	6,685,276

TOTAL INCREASE (DECREASE) IN NET ASSETS	(336,466)	9,174,150

NET ASSETS
Beginning of Year	19,895,816	10,721,666
End of Year**	$19,559,350	$19,895,816

SHARE ACTIVITY
Class A:
Shares Sold	97,223	57,167
Shares Reinvested	7,389	2,167
Shares Redeemed	(49,441)	(40,454)
Net increase in shares of beneficial interest outstanding	55,171	18,880

Class C:
Shares Sold	51,044	38,355
Shares Reinvested	3,870	349
Shares Redeemed	(62,807)	—
Net increase (decrease) in shares of beneficial interest outstanding	(7,893)	38,704

Class I:
Shares Sold	582,096	635,971
Shares Reinvested	83,796	40,334
Shares Redeemed	(601,375)	(219,343)
Net increase in shares of beneficial interest outstanding	64,517	456,962

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $73,931 as of September 30, 2018.

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leland Thomson Reuters Venture Capital Index Fund
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
FROM OPERATIONS
Net investment loss	$(412,087)	$(346,290)
Net realized gain (loss) on security transactions and swap contracts	(7,196,321)	6,032,255
Net change in unrealized appreciation on security transactions and swap contracts	1,831,761	10,720,405
Net increase (decrease) in net assets resulting from operations	(5,776,647)	16,406,370

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(319,924)
Class C	—	(29,693)
Class I	—	(1,230,776)
From net investment income:
Class A	—	(94,161)
Class C	—	(8,132)
Class I	—	(374,140)
Total distributions paid*
Class A	(2,172,423)	—
Class C	(327,146)	—
Class I	(2,909,255)	—
Total distributions to shareholders	(5,408,824)	(2,056,826)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	25,296,206	45,485,533
Class C	2,622,641	7,599,087
Class I	52,632,455	37,581,379
Net asset value of shares issued in reinvestment of distributions:
Class A	1,975,746	409,760
Class C	296,719	37,623
Class I	2,740,213	1,529,371
Redemption fee proceeds:
Class A	7,237	16,492
Class C	550	1,338
Class I	2,414	2,772
Payments for shares redeemed:
Class A	(26,373,585)	(10,654,766)
Class C	(3,083,748)	(2,382,287)
Class I	(44,352,539)	(5,387,975)
Net increase in net assets from shares of beneficial interest	11,764,309	74,238,327

TOTAL INCREASE IN NET ASSETS	578,838	88,587,871

NET ASSETS
Beginning of Year	102,395,751	13,807,880
End of Year**	$102,974,589	$102,395,751

SHARE ACTIVITY
Class A:
Shares Sold	1,407,430	2,571,845
Shares Reinvested	126,326	27,970
Shares Redeemed	(1,568,756)	(598,819)
Net increase (decrease) in shares of beneficial interest outstanding	(35,000)	2,000,996

Class C:
Shares Sold	153,524	436,914
Shares Reinvested	19,432	2,609
Shares Redeemed	(191,407)	(127,772)
Net increase (decrease) in shares of beneficial interest outstanding	(18,451)	311,751

Class I:
Shares Sold	2,847,055	2,101,750
Shares Reinvested	174,203	103,968
Shares Redeemed	(2,488,949)	(307,899)
Net increase in shares of beneficial interest outstanding	532,309	1,897,819

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $113,801 as of September 30, 2018.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.53	$9.07	$8.84	$7.45	$9.39
Activity from investment operations:
Net investment income (loss) (1)	(0.07)	0.31	0.32	0.31	0.10
Net realized and unrealized gain (loss) on investments	(0.65)	(0.44)	0.27	1.24	(1.93)
Total from investment operations	(0.72)	(0.13)	0.59	1.55	(1.83)
Paid in capital from redemption fees (5)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.22)	(0.41)	(0.36)	(0.16)	(0.08)
Net return of capital	—	—	—	—	(0.03)
Total distributions	(0.22)	(0.41)	(0.36)	(0.16)	(0.11)
Net asset value, end of year	$7.59	$8.53	$9.07	$8.84	$7.45
Total return (2)	(8.50)%	(1.41)%	6.74%	21.40%	(19.66)%
Net assets, at end of year (000s)	$1,961	$2,771	$9,254	$14,251	$20,429
Ratio of gross expenses to average net assets (3,4)	1.81%	1.84%	1.81%	1.61%	1.41%
Ratio of net expenses to average net assets (4)	1.55%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets (4,6)	(0.91)%	3.55%	3.53%	4.02%	1.17%
Portfolio Turnover Rate	50%	61%	37%	81%	149%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Amount represents less than $0.01.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.51	$8.99	$8.77	$7.42	$9.37
Activity from investment operations:
Net investment income (loss) (1)	(0.12)	0.29	0.25	0.25	0.05
Net realized and unrealized gain (loss) on investments	(0.65)	(0.49)	0.27	1.24	(1.94)
Total from investment operations	(0.77)	(0.20)	0.52	1.49	(1.89)
Paid in capital from redemption fees	—	—	—	0.00 (5)	0.00 (5)
Less distributions from:
Net investment income	(0.18)	(0.28)	(0.30)	(0.14)	(0.03)
Net return of capital	—	—	—	—	(0.03)
Total distributions	(0.18)	(0.28)	(0.30)	(0.14)	(0.06)
Net asset value, end of year	$7.56	$8.51	$8.99	$8.77	$7.42
Total return (2)	(9.18)%	(2.18)%	5.96%	20.42%	(20.16)%
Net assets, at end of year (000s)	$4,026	$6,421	$10,388	$14,113	$20,123
Ratio of gross expenses to average net assets (3,4)	2.56%	2.59%	2.56%	2.36%	2.16%
Ratio of net expenses to average net assets (4)	2.30%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets (4,6)	(1.59)%	3.35%	2.78%	3.27%	0.58%
Portfolio Turnover Rate	50%	61%	37%	81%	149%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Amount represents less than $0.01.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.37	$8.94	$8.72	$7.39	$9.40
Activity from investment operations:
Net investment income (loss) (1)	(0.05)	0.38	0.34	0.34	0.12
Net realized and unrealized gain (loss) on investments	(0.64)	(0.49)	0.26	1.22	(1.93)
Total from investment operations	(0.69)	(0.11)	0.60	1.56	(1.81)
Paid in capital from redemption fees	—	0.00 (5)	0.00 (5)	0.00 (5)	0.00 (5)
Less distributions from:
Net investment income	(0.24)	(0.46)	(0.38)	(0.23)	(0.17)
Net return of capital	—	—	—	—	(0.03)
Total distributions	(0.24)	(0.46)	(0.38)	(0.23)	(0.20)
Net asset value, end of year	$7.44	$8.37	$8.94	$8.72	$7.39
Total return (2)	(8.33)%	(1.19)%	6.97%	21.59%	(19.44)%
Net assets, at end of year (000s)	$7,949	$16,994	$24,350	$27,662	$34,754
Ratio of gross expenses to average net assets (3,4)	1.56%	1.59%	1.56%	1.36%	1.16%
Ratio of net expenses to average net assets (4)	1.30%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets (4,6)	(0.59)%	4.47%	3.78%	4.36%	1.41%
Portfolio Turnover Rate	50%	61%	37%	81%	149%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Amount represents less than $0.01.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$13.97	$11.83	$10.28	$9.28	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.04	0.06	0.03	0.06
Net realized and unrealized gain (loss) on investments	(0.46)	2.66	1.64	1.41	(0.78)
Total from investment operations	(0.40)	2.70	1.70	1.44	(0.72)
Paid in capital from redemption fees	0.00 (8)	0.01	—	—	—
Less distributions from:
Return of capital	(0.02)	—	—	—	—
Net investment income	—	(0.22)	—	(0.44)	—
Net realized gains	(0.85)	(0.35)	(0.15)	—	—
Total distributions	(0.87)	(0.57)	(0.15)	(0.44)	—
Net asset value, end of period	$12.70	$13.97	$11.83	$10.28	$9.28
Total return (3)	(1.99)%	23.41%	16.71%	15.72%	(7.20	)% (4)
Net assets, at end of period	$1,722,198	$1,123,625	$727,863	$24,844	$9
Ratio of gross expenses to average net assets (5,7)	2.05%	2.05%	2.06%	1.87%	1.96	% (6)
Ratio of net expenses to average net assets (7)	1.75%	1.75%	1.75%	1.75%	1.75	% (6)
Ratio of net investment income to average net assets (7)	0.53%	0.33%	0.50%	0.33%	3.37	% (6)
Portfolio Turnover Rate	72%	38%	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Buyout Index Fund’s Class A shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$13.82	$11.71	$10.26	$9.28	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.03)	(0.05)	(0.04)	(0.05)	0.06
Net realized and unrealized gain (loss) on investments	(0.46)	2.63	1.64	1.47 (8)	(0.78)
Total from investment operations	(0.49)	2.58	1.60	1.42	(0.72)
Paid in capital from redemption fees	0.00 (9)	—	—	—	—
Less distributions from:
Return of capital	(0.02)	—	—	—	—
Net investment income	—	(0.12)	—	(0.44)	—
Net realized gains	(0.85)	(0.35)	(0.15)	—	—
Total distributions	(0.87)	(0.47)	(0.15)	(0.44)	—
Net asset value, end of period	$12.46	$13.82	$11.71	$10.26	$9.28
Total return (3)	(2.70)%	22.42%	15.76%	15.49%	(7.20	)% (4)
Net assets, at end of period	$500,680	$664,524	$109,775	$94,823	$9
Ratio of gross expenses to average net assets (5,7)	2.80%	2.80%	2.81%	2.62%	2.71	% (6)
Ratio of net expenses to average net assets (7)	2.50%	2.50%	2.50%	2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(0.22)%	(0.40)%	(0.36)%	(0.54)%	4.12	% (6)
Portfolio Turnover Rate	72%	38%	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Buyout Index Fund’s Class C shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(9)	Amount represents less than $0.01.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$14.05	$11.88	$10.30	$9.29	$10.00
Activity from investment operations:
Net investment income (2)	0.09	0.08	0.08	0.07	0.01
Net realized and unrealized gain (loss) on investments	(0.46)	2.68	1.65	1.38	(0.72)
Total from investment operations	(0.37)	2.76	1.73	1.45	(0.71)
Paid in capital from redemption fees	0.00 (8)	0.00 (8)	0.00 (8)	—	—
Less distributions from:
Return of capital	(0.02)	—	—	—	—
Net investment income	—	(0.24)	—	(0.44)	—
Net realized gains	(0.85)	(0.35)	(0.15)	—	—
Total distributions	(0.87)	(0.59)	(0.15)	(0.44)	—
Net asset value, end of period	$12.81	$14.05	$11.88	$10.30	$9.29
Total return (3)	(1.75)%	23.71%	16.98%	15.94%	(7.10	)% (4)
Net assets, at end of period (000’s)	$17,336	$18,108	$9,884	$6,835	$5,102
Ratio of gross expenses to average net assets (5,7)	1.80%	1.80%	1.81%	1.62%	1.71	% (6)
Ratio of net expenses to average net assets (7)	1.50%	1.50%	1.50%	1.50%	1.50	% (6)
Ratio of net investment income to average net assets (7)	0.78%	0.59%	0.70%	0.71%	3.12	% (6)
Portfolio Turnover Rate	72%	38%	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Buyout Index Fund’s Class I shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,		March 31,
	2019	2018	2017	2016	2015 (1)		2015 (2)
Net asset value, beginning of period	$19.88	$14.73	$11.50	$10.42	$10.82		$10.00
Activity from investment operations:
Net investment loss (3)	(0.09)	(0.15)	(0.10)	(0.03)	(0.06)		(0.01)
Net realized and unrealized gain (loss) on investments	(0.45)	6.87	3.77	2.05	(0.28)		1.09
Total from investment operations	(0.54)	6.72	3.67	2.02	(0.34)		1.08
Paid in capital from redemption fees	0.00 (9)	0.02	—	—	—		—
Less distributions from:
Net investment income	—	(0.36)	—	(0.34)	(0.00	) (9)	(0.26)
Net realized gains	(1.08)	(1.23)	(0.44)	(0.60)	(0.06)		—
Total distributions	(1.08)	(1.59)	(0.44)	(0.94)	(0.06)		(0.26)
Net asset value, end of period	$18.26	$19.88	$14.73	$11.50	$10.42		$10.82
Total return (4)	(1.84)%	49.63%	33.24%	19.37%	(3.14)%		10.83	% (5)
Net assets, at end of period (000’s)	$37,779	$41,820	$1,519	$314	$5		$5
Ratio of gross expenses to average net assets (6,8)	2.06%	1.99%	1.99%	1.83%	4.52	% (7)	6.37	% (7)
Ratio of net expenses to average net assets (8)	1.75%	1.75%	1.75%	1.75%	1.75	% (7)	1.75	% (7)
Ratio of net investment loss to average net assets (8)	(0.52)%	(0.82)%	(0.72)%	(0.34)%	(1.09	)% (7)	(0.14	)% (7)
Portfolio Turnover Rate	115%	47%	88%	256%	42	% (5)	19	% (5)

(1)	For the period of April 1, 2015 to September 30, 2015.

(2)	The Leland Thomson Reuters Venture Capital Index Fund Class A shares commenced operations on October 1, 2014.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$19.46	$14.52	$11.43	$10.43	$10.82
Activity from investment operations:
Net investment income (loss) (2)	(0.22)	(0.28)	(0.20)	(0.11)	—
Net realized and unrealized gain (loss) on investments	(0.45)	6.78	3.73	2.05	(0.39)
Total from investment operations	(0.67)	6.50	3.53	1.94	(0.39)
Paid in capital from redemption fees	0.00 (8)	0.01	—	—	—
Less distributions from:
Net investment income	—	(0.34)	—	(0.34)	—
Net realized gains	(1.08)	(1.23)	(0.44)	(0.60)	—
Total distributions	(1.08)	(1.57)	(0.44)	(0.94)	—
Net asset value, end of period	$17.71	$19.46	$14.52	$11.43	$10.43
Total return (3)	(2.59)%	48.59%	32.19%	18.63%	(3.60	)% (4)
Net assets, at end of period	$5,315,104	$6,198,462	$97,908	$28,053	$10
Ratio of gross expenses to average net assets (5,7)	2.81%	2.74%	2.74%	2.58%	5.27	% (6)
Ratio of net expenses to average net assets (7)	2.50%	2.50%	2.50%	2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(1.27)%	(1.57)%	(1.50)%	(1.08)%	0.00	% (6)
Portfolio Turnover Rate	115%	47%	88%	256%	42	% (4)

(1)	The Leland Thomson Reuters Venture Capital Index Fund Class C shares commenced operations on September 23, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01 per share

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,		March 31,
	2019	2018	2017	2016	2015 (1)		2015 (2)
Net asset value, beginning of period	$19.97	$14.79	$11.51	$10.44	$10.83		$10.00
Activity from investment operations:
Net investment income (loss) (3)	(0.05)	(0.10)	(0.06)	(0.02)	(0.02)		0.00
Net realized and unrealized gain (loss) on investments	(0.44)	6.88	3.78	2.04	(0.31)		1.09
Total from investment operations	(0.49)	6.78	3.72	2.02	(0.33)		1.09
Paid in capital from redemption fees	0.00 (9)	0.00 (9)	—	0.00 (9)	—		—
Less distributions from:
Net investment income	—	(0.37)	—	(0.35)	(0.00	) (9)	(0.26)
Net realized gains	(1.08)	(1.23)	(0.44)	(0.60)	(0.06)		—
Total distributions	(1.08)	(1.60)	(0.44)	(0.95)	(0.06)		(0.26)
Net asset value, end of period	$18.40	$19.97	$14.79	$11.51	$10.44		$10.83
Total return (4)	(1.57)%	49.75%	33.66%	19.44%	(3.05)%		10.94	% (5)
Net assets, at end of period (000’s)	$59,881	$54,377	$12,191	$13,474	$10,449		$10,772
Ratio of gross expenses to average net assets (6,8)	1.81%	1.74%	1.74%	1.58%	4.27	% (7)	5.92	% (7)
Ratio of net expenses to average net assets (8)	1.50%	1.50%	1.50%	1.50%	1.50	% (7)	1.50	% (7)
Ratio of net investment income (loss) to average net assets (8)	(0.28)%	(0.54)%	(0.48)%	(0.13)%	(0.36	)% (7)	0.05	% (7)
Portfolio Turnover Rate	115%	47%	88%	256%	42	% (5)	19	% (5)

(1)	For the period of April 1, 2015 to September 30, 2015.

(2)	The Leland Thomson Reuters Venture Capital Index Fund I shares commenced operations on October 1, 2014.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION

The Leland Real Asset Opportunities Fund (“Real Asset Opportunities Fund”), the Leland Thomson Reuters Private Equity Buyout Index Fund (“Private Equity Buyout Index Fund”), and the Leland Thomson Reuters Venture Capital Index Fund (“Venture Capital Index Fund”), are each a series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (Real Asset Opportunities Fund, Private Equity Index Fund, and Venture Capital Index Fund are each a “Fund” and collectively the “Funds”). Real Asset Opportunities Fund is a non-diversified series of the Trust. The investment objective of the Real Asset Opportunities Fund is total return from capital appreciation with an emphasis on income. Private Equity Buyout Index Fund and Venture Capital Index Fund are each diversified series of the Trust. The investment objective of the Private Equity Buyout Index Fund is to correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. private equity-backed companies. The investment objective of the Venture Capital Index Fund is to correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. venture capital-backed companies.

Each Fund currently offers three classes of shares: Class A, Class I and Class C shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Class I and Class C shares are offered at NAV. Each share class represents an interest in the same assets of a Fund and share classes are identical except for differences in their distribution charges, sales charges, and minimum investment amounts. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Real Asset Opportunities Fund commenced operations on October 1, 2013. The Private Equity Buyout Index Fund commenced operations on September 18, 2015. The Venture Capital Index Fund Class A and Class I shares commenced operations on October 1, 2014. The Venture Capital Index Fund acquired all of the assets and liabilities of the MPS Thomson Reuters Venture Capital Index Fund (the “Predecessor Fund”) in a tax-free reorganization on September 24, 2015. In connection with this acquisition, Institutional Class shares of the Predecessor Fund were exchanged for Class I shares of the Venture Capital Index Fund; and Class A shares of the Predecessor Fund were exchanged for Class A shares of the Venture Capital Index Fund. The Venture Capital Index Fund Class C shares commenced operations on September 23, 2015. The Venture Capital Index Fund changed its fiscal year end from March 31 to September 30.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (“the Board”).

The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – A Fund may invest in portfolios of open-end or closed -end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019 for the Funds’ investments measured at fair value:

REAL ASSET OPPORTUNITIES FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$3,701,521	$—	$—	$3,701,521
Exchange Traded Fund	978,800	—	—	978,800
Real Estate Investment Trusts	7,258,342	—	—	7,258,342
Short-Term Investment	1,818,467	—	—	1,818,467
Total	$13,757,130	$—	$—	$13,757,130

PRIVATE EQUITY BUYOUT INDEX FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$18,636,154	$—	$—	$18,636,154
Real Estate Investment Trusts	164,273	—	—	164,273
Short-Term Investment	125,995	—	—	125,995
Total	$18,926,422	$—	$—	$18,926,422
Assets
Derivatives
Swap Contracts **	$—	$633,104	$—	$633,104

VENTURE CAPITAL INDEX FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$101,151,158	$—	$—	$101,151,158
Real Estate Investment Trust	64,570	—	—	64,570
Short-Term Investment	3,136,989	—	—	3,136,989
Total	$104,352,717	$—	$—	$104,352,717
Liabilities
Derivatives
Swap Contracts **	$—	$1,131,056	$—	$1,131,056

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Portfolios of Investments for security classifications.

**	Cumulative appreciation (depreciation) of swap contracts is reported in the above table.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.

Return of capital distributions received from REIT securities and Master Limited Partnership ETFs are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Swap Agreements – The Funds are subject to equity price risk in the normal course of pursuing its investment objective. The Funds may hold swaps subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds are subject to equity price risk. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

As of September 30, 2019, the Private Equity buyout Index Fund had net unrealized gains from open swap contracts in the amount of $633,104, while the Venture Capital Index Fund had net unrealized losses from open swap contracts in the amount of $1,131,056. For the year ended September 30, 2019, the Private Equity Index Fund and the Venture Capital Index Fund had realized losses of $1,216,826 and $3,446,758 from swap contracts, respectively.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The derivative instruments outstanding as of September 30, 2019 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2019:

		Asset Derivatives		Liability Derivatives
	Contract
	Type/Primary Risk	Balance Sheet		Balance Sheet
Fund	Exposure	Location	Fair Value	Location	Fair Value

Private Equity Buyout Index Fund	Equity	Unrealized gain on swap contracts	$633,104	Unrealized loss on swap contracts	$—
Venture Capital Index Fund	Equity	Unrealized gain on swap contracts	—	Unrealized loss on swap contracts	1,131,056

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations as of September 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Swap Contracts	Net realized gain (loss) from swap contracts;
Net change in unrealized appreciation (depreciation) on swaps

The following is a summary of the Funds’ realized gain (loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
		Total for the year ended September
Derivative Investment Type	Equity Risk	30, 2019
Private Equity Buyout Index Fund
Swap Contracts	$(1,216,826)	$(1,216,826)
Venture Capital Index Fund
Swap Contracts	(3,446,758)	(3,446,758)

Net change in unrealized appreciation/(depreciation) on
derivatives recognized in the Statements of Operations
		Total for the year ended September
Derivative Investment Type	Equity Risk	30, 2019
Private Equity Buyout Index Fund
Swap Contracts	$556,219	$556,219
Venture Capital Index Fund
Swap Contracts	(1,017,811)	(1,017,811)

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Offsetting of Financial Assets and Derivative Assets

The following tables show additional information regarding the offsetting of assets and liabilities at September 30, 2019 for the Private Equity Buyout Index Fund and Venture Capital Index Fund:

Private Equity Buyout Index Fund
Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received *	Net Amount **
Swap Contracts	$633,104	$—	$633,104	$—	$—	$633,104
Total	$633,104	$—	$633,104	$—	$—	$633,104

Venture Capital Index Fund
Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of
	Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments ***	Pledged *	Net Amount **
Swaps Contracts	$(1,131,056)	$—	$(1,131,056)	$1,131,056	$—	$—
Total	$(1,131,056)	$—	$(1,131,056)	$1,131,056	$—	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

**	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from over the counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

***	Includes a portion of market value of securities held as collateral on swaps.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
Real Asset Opportunities Fund	Monthly	Annually
Private Equity Buyout Index Fund	Annually	Annually
Venture Capital Index Fund	Annually	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Federal Income Tax – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2016 to September 30, 2018, or expected to be taken in the Funds’ September 30, 2019 year end tax returns. Each Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where each Fund makes significant investments; however each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Good Harbor Financial, LLC (the “Advisor”), serves as investment advisor to the Funds. Subject to the oversight of the Board, the Advisor is responsible for the management of each Fund’s investment portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Real Asset Opportunities Fund’s average daily net assets and 1.25% of the Private Equity Index Fund and Venture Capital Index Fund’s average daily net assets. Prior to February 1, 2019, the Real Asset Opportunities Fund paid the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00%. During the year ended September 30, 2019, the Advisor earned the following fees:

Fund	Advisory Fee
Real Asset Opportunities Fund	$168,634
Private Equity Buyout Index Fund	237,353
Venture Capital Index Fund	1,222,124

Pursuant to a written agreement (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2020, for the Funds, to waive a portion of its advisory fee and to reimburse each Fund for other expenses to the extent necessary so that the total expenses incurred by each Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) do not exceed 1.75%, 2.50%, and 1.50% of the daily

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

average net assets attributable to each Fund’s Class A, Class C and Class I shares (the “Expense Limitation”), respectively. Prior to February 1, 2019, total expenses incurred by Real Asset Opportunities Fund did not exceed 1.40%, 2.15%, and 1.15%. During the year ended September 30, 2019, the Advisor waived fees and/or reimbursed expenses, pursuant to the Waiver Agreement, in the amounts of:

Fund	Fees waived by the Advisor
Real Asset Opportunities Fund	$45,881
Private Equity Buyout Index Fund	56,758
Venture Capital Index Fund	307,693

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the operating expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the applicable Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the expenses to exceed the Expense Limitation at the time of the waiver. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation at the time of the waiver, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor through September 30 of the year indicated.

Fund	2020	2021	2022
Real Asset Opportunities Fund	$214,515	$142,448	$45,881
Private Equity Buyout Index Fund	26,282	46,594	56,758
Venture Capital Index Fund	27,413	116,158	307,693

The Trust, with respect to each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25% and 1.00% of its average daily net assets attributable to each Fund’s Class A and Class C shares, respectively. Pursuant to the Plans, each Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. Pursuant to the Plans, the table below shows the fees incurred during the year ended September 30, 2019.

Fund	Distribution (12b-1) fees incurred
Real Asset Opportunities Fund
Class A	$5,335
Class C	48,502
Private Equity Buyout Index Fund
Class A	3,720
Class C	7,450
Venture Capital Index Fund
Class A	90,913
Class C	52,698

Northern Lights Distributors, LLC (the “Distributor” or “NLD”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended September 30, 2019.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

		Amount
	Underwriting	Retained by
Fund	Commissions	Underwriter
Real Asset Opportunities Fund
Class A	$657	$82
Private Equity Buyout Index Fund
Class A	2,367	320
Venture Capital Index Fund
Class A	319,855	46,474

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds, for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operations services for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds as part of the administrative service fee.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds as part of the administrative service fee.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2019 were as follows:

Fund	Purchases	Sales
Real Asset Opportunities Fund	$8,199,847	$18,983,897
Private Equity Buyout Index Fund	13,425,128	13,711,319
Venture Capital Index Fund	115,058,611	109,048,630

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00 % of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to each Fund. For the year ended September 30, 2019 the redemption fees paid are as follows:

Fund	Redemption Fee
Real Asset Opportunities Fund
Class A	$9
Private Equity Buyout Index Fund
Class A	30
Class C	253
Class I	56
Venture Capital Index Fund
Class A	7,237
Class C	550
Class I	2,414

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the advisory agreement with the Adviser. As of September 30, 2019, the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control each Fund.

		Percentage of Voting
Fund	Shareholder	Securities as of
Real Asset Opportunities Fund	LPL Financial	28.0%
Private Equity Buyout Index Fund	National Financial Services LLC	69.8%

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 2019, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Real Asset Opportunities Fund	$14,691,765	$1,098,186	$(2,032,821)	$(934,635)
Private Equity Buyout Index Fund	15,447,691	4,269,494	(790,763)	3,478,731
Venture Capital Index Fund	92,593,901	17,660,266	(5,901,450)	11,758,816

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

For the year ended September 30, 2019:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Real Asset Opportunities Fund	$493,192	$—	—	$493,192
Private Equity Buyout Index Fund	1,108,518	70,385	27,002	1,205,905
Venture Capital Index Fund	5,275,567	132,635	622	5,408,824

For the year ended September 30, 2018:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Real Asset Opportunities Fund	$1,530,566	$—	—	$1,530,566
Private Equity Buyout Index Fund	493,363	99,414	—	592,777
Venture Capital Index Fund	1,676,007	380,819	—	2,056,826

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	October Loss	Capital Loss	Other	Unrealized	Accumulated
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Earnings/
	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Losses)

Real Asset Opportunities Fund	$33,243	$—	$(1,020,044)	$(49,129,618)	$—	$(934,731)	$(51,051,150)
Private Equity Buyout Index Fund	—	—	(242,251)	(60,338)	—	3,478,731	3,176,142
Venture Capital Index Fund	—	—	(102,783)	(3,962,965)	—	11,758,816	7,693,068

The difference between book basis and tax basis are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment on swap contracts, adjustments for real estate investment trusts, and tax adjustments for C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Real Asset Opportunities Fund	$1,020,044
Private Equity Index Fund	242,251
Venture Capital Index Fund	102,783

At September 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Real Asset Opportunities Fund	$42,583,050	$6,546,568	$49,129,618	$—
Private Equity Index Fund	60,338	—	60,338	—
Venture Capital Index Fund	3,957,233	5,732	3,962,965	—

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Funds for the year ended September 30, 2019 as follows:

	Paid
	In	Distributable
	Capital	Earnings
Real Asset Opportunities Fund	$(676,428)	$676,428
Private Equity Buyout Index Fund	(299,499)	299,499
Venture Capital Index Fund	(796,590)	796,590

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Leland Real Asset Opportunities Fund, Leland Thomson Reuters Private Equity
Buyout Index Fund, and Leland Thomson Reuters Venture Capital Index Fund and
Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Leland Real Asset Opportunities Fund, Leland Thomson Reuters Private Equity Buyout Index Fund, and Leland Thomson Reuters Venture Capital Index Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Good Harbor Financial, LLC since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

LELAND FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2019

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19 - 9/30/19 *	Annualized Expense Ratio
Leland Real Asset Opportunities Fund
Class A	$ 1,000	$ 947.40	$ 8.54	1.75%
Class C	$ 1,000	$ 943.50	$ 12.18	2.50%
Class I	$ 1,000	$ 948.50	$ 7.33	1.50%
Leland Thomson Reuters Private Equity Buyout Index Fund
Class A	$ 1,000	$ 1,068.10	$ 9.07	1.75%
Class C	$ 1,000	$ 1,064.00	$ 12.94	2.50%
Class I	$ 1,000	$ 1,069.30	$ 7.78	1.50%
Leland Thomson Reuters Venture Capital Index Fund
Class A	$ 1,000	$ 998.40	$ 8.77	1.75%
Class C	$ 1,000	$ 993.80	$ 12.50	2.50%
Class I	$ 1,000	$ 999.50	$ 7.52	1.50%

LELAND FUNDS
EXPENSE EXAMPLES (Unaudited) (Continued)
September 30, 2019

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19 - 9/30/19 *	Annualized Expense Ratio
Leland Real Asset Opportunities Fund
Class A	$ 1,000	$ 1,016.29	$ 8.85	1.75%
Class C	$ 1,000	$ 1,012.53	$ 12.61	2.50%
Class I	$ 1,000	$ 1,017.55	$ 7.59	1.50%
Leland Thomson Reuters Private Equity Buyout Index Fund
Class A	$ 1,000	$ 1,016.29	$ 8.85	1.75%
Class C	$ 1,000	$ 1,012.53	$ 12.61	2.50%
Class I	$ 1,000	$ 1,017.55	$ 7.59	1.50%
Leland Thomson Reuters Venture Capital Index Fund
Class A	$ 1,000	$ 1,016.29	$ 8.85	1.75%
Class C	$ 1,000	$ 1,012.53	$ 12.61	2.50%
Class I	$ 1,000	$ 1,017.55	$ 7.59	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the applicable Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

Renewal of Advisory Agreements – Leland Real Asset Opportunities Fund, Leland Thomson Reuters Private Equity Buyout Index Fund, Leland Thomson Reuters Venture Capital Index Fund*

In connection with a meeting held on August 28-29, 2019, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between Good Harbor Financial, LLC (“GHF”) and the Trust, with respect to the Leland Real Asset Opportunities (“Leland AO”), Leland Thomson Reuters Private Equity Buyout Index Fund (“Leland PEB”), and Leland Thomson Reuters Venture Capital Index Fund (“Leland VC” and collectively with Leland AO and Leland PEB, the “Funds”)(. In considering the renewal of the Advisory Agreements, the Board received materials specifically relating to Leland AO, Leland PEB, Leland VC and the Advisory Agreements.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreements.

Nature, Extent & Quality of Services. The Board noted that GHF was founded in 2003 and was wholly owned by Cedar Capital, LLC. The Board acknowledged that GHF managed five series in the Trust. The Board remarked that the GHF investment management team had extensive industry experience in portfolio management, quantitative analysis, research, compliance, operations and trading. It discussed that GHF used proprietary tactical allocation models that produced signals in connection with market conditions. The Board observed that these models were reevaluated and adjusted regularly to ensure quality investment management. The Board commented that GHF’s comprehensive risk management plan established respective risk and volatility guidelines which were monitored daily and reviewed monthly. The Board recognized that GHF utilized a thorough evaluation process to select broker-dealers on the basis of best execution, block trading and trade rotation. The Board determined that GHF remained consistent with its investment processes, maintained a strong compliance culture, and could leverage resources from its parent company. The Board concluded that GHF could be expected to continue to provide high quality service to each of Leland AO, Leland PEB and Leland VC and their respective shareholders.

Performance.

Leland AO—The Board noted that Leland AO outperformed its peer group over the 1-year and 3-year periods but underperformed the S&P 500 TR Index across all periods. The Board reviewed GHF’s explanation that this underperformance was not because of stock selection but was instead related to the Leland AO being focused in only a subset of the equity universe

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

represented by the S&P 500 TR. The Board also discussed GHF’s representation that Leland AO’s investment strategy had proven its ability to generate attractive risk-adjusted returns over a full market cycle in a separately managed account. The Board determined that despite a challenging start, Leland AO’s performance had shown improvement. The Board concluded that GHF had provided reasonable results to Leland AO and its shareholders.

Leland PEB—The Board observed that Leland PEB outperformed its Morningstar category and peer group over the 1-year, 3-year and since inception periods with a top-quartile ranking relative to its peers over the 1-year and 3-year periods with respect to performance. The Board commented that Leland PEB had closely matched the returns of its benchmark, less fees and expenses, and maintained a correlation near 1.00% with a low level of tracking error. The Board concluded that GHF had provided reasonable results to Leland PEB and its shareholders.

Leland VC—The Board observed that Leland VC earned a 5-star Morningstar rating and outperformed its peer group and Morningstar category over the 1-year, 3-year and since inception periods. The Board remarked that Leland VC had a top quartile ranking with respect to the peer group and Morningstar category across all periods in relation to its performance. The Board noted that Leland VC’s underperformance to the benchmark was expected due to fees and expenses as well as the effect of cash flows into Leland VC. The Board noted that GHF expected the impact of cash flows to lessen over time as assets grew. The Board concluded that GHF had provided reasonable results to Leland VC and its shareholders.

Fees and Expenses.

Leland AO—The Board noted that the 0.90% advisory fee for Leland AO was the high of its Morningstar category and higher than its peer group average and median. The Board observed that the net expense ratio as reported by Broadridge was the high of its Morningstar category but lower than the high of its peer group. The Board considered GHF’s explanation that Leland AO’s investment strategy differed from that of its peers because it could take a defensive position when it determined that risk premiums were elevated. The Board recognized GHF’s labor-intensive management style for Leland AO. The Board acknowledged that GHF had lowered its advisory fee for Leland AO from 1.00% to 0.90% during the past year. Given these considerations, the Board concluded that the advisory fee for Leland AO was not unreasonable.

Leland PEB—The Board observed that the 1.25% advisory fee for Leland PEB was the high of its peer group but lower than the high of its Morningstar category. The Board noted that Leland PEB’s 1.50% net expense ratio was higher than its peer group and Morningstar category averages and medians but lower than the highs of both. The Board discussed GHF’s position that its advisory fee was not unreasonable based on Leland PEB’s index replication strategy which added complexity to GHF’s management of Leland PEB. Given these considerations, the Board concluded that the advisory fee for Leland PEB was not unreasonable.

Leland VC—The Board observed that the 1.25% advisory fee for Leland VC was the high of the Morningstar category and peer group. The Board observed that the 1.50% net expense ratio was the high of its peer group but well below the high of the Morningstar category. The Board noted that GHF attributed its fees to Leland VC’s index replication strategy which added

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

complexity to GHF’s management for Leland VC. Given these considerations, the Board concluded that the advisory fee for Leland VC was not unreasonable.

Economies of Scale. The Board discussed the size of each of Leland AO, Leland PEB and Leland VC and their prospects for growth, concluding that none had achieved meaningful economies of scale to justify breakpoints. The Board noted that GHF agreed to discuss the implementation of breakpoints when GHF achieved material economies of scale related to any of the aforementioned Funds. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability.

Leland AO—The Board reviewed GHF’s profitability analysis in connection with its management of Leland AO and noted that GHF was managing Leland AO at a modest profit. The Board concluded that GHF’s profitability was not excessive.

Leland PEB—The Board reviewed GHF’s profitability analysis in connection with its management of Leland PEB and noted that GHF was managing Leland PEB at a modest profit. The Board concluded that GHF’s profitability was not excessive.

Leland VC—The Board reviewed GHF’s profitability analysis in connection with its management of Leland and noted that GFH was managing Leland VC at a reasonable profit. The Board concluded that GHF’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from GHF as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee for each of Leland AO, Leland PEB and Leland VC was not unreasonable, and that renewal of the Advisory Agreements was in the best interests of Leland AO, Leland PEB and Leland VC and their respective shareholders.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Funds.

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

SHAREHOLDER VOTING RESULTS

The Trust held a Special Meeting (the “Special Meeting”) of its shareholders on August 12, 2019 for the purpose of electing trustees of the Trust. Although Patricia Luscombe and Jeffery D. Young have been serving as trustees by appointment since 2015, both were elected by the shareholders for an indefinite period at the Special Meeting. Ms. Luscombe and Mr. Young join James U. Jensen, John V. Palancia and Mark H. Taylor as duly elected trustees of the Trust.

At the close of business June 27, 2019, the record date for the Special Meeting, there were 374,510,202 outstanding shares of the Trust. Shares represented in person and by proxy at the Special Meeting equaled 78.67% of the outstanding shares of the Trust. Therefore, a quorum was present.

With respect to approval of the election of Patricia Luscombe, the following votes were cast:

For Approval	98.54%
Against Approval	0.00%
Abstained	1.46%

With respect to approval of the election of Jeffery D. Young, the following votes were cast:

For Approval	98.49%
Against Approval	0.00%
Abstained	1.51%

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, Clear Water Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	[5]	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	[5]	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011).	[5]	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015).	[5]	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014).	[5]	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2019, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/19-NLFT III-v2

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC.
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-270-2848.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-270-2848 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-270-2848.

INVESTMENT ADVISOR
Good Harbor Financial, LLC
330 East Main Street, Third Floor
Barrington, IL 60010

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019

Leland Real Asset Opportunities Fund - $13,500

Leland Thomson Reuters Private Equity Index Fund - $14,500

Leland Thomson Reuters Venture Capital Index Fund - $15,000

2018

Leland Currency Strategy Fund - $16,000

Leland Real Asset Opportunities Fund - $13,500

Leland Thomson Reuters Private Equity Index Fund - $14,500

Leland Thomson Reuters Venture Capital Index Fund - $15,000

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2019

Leland Real Asset Opportunities Fund - $3,500

Leland Thomson Reuters Private Equity Index Fund - $3,500

Leland Thomson Reuters Venture Capital Index Fund - $3,500

2018

Leland Currency Strategy Fund - $3,500

Leland Real Asset Opportunities - $3,000

Leland Thomson Reuters Private Equity Index Fund - $3,000

Leland Thomson Reuters Venture Capital Index Fund - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019

Leland Real Asset Opportunities Fund - $3,500

Leland Thomson Reuters Private Equity Index Fund - $3,500

Leland Thomson Reuters Venture Capital Index Fund - $3,500

2018

Leland Currency Strategy Fund - $3,500

Leland Real Asset Opportunities - $3,000

Leland Thomson Reuters Private Equity Index Fund - $3,000

Leland Thomson Reuters Venture Capital Index Fund - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

*/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/9/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/9/2019

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/9/2019